Second Amendment to Second Amended and Restated Loan and Security Agreement

Borrower: **nLIGHT, Inc.**

Date: **May 27, 2021**

This **Second Amendment to Second Amended and Restated Loan and Security Agreement** (this "Amendment") is entered into between Pacific Western Bank ("Lender") and the borrower named above ("Borrower").

Lender and Borrower agree to amend the Second Amended and Restated Loan and Security Agreement between Borrower and Lender, dated September 24, 2018 (as amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1. Modified Ancillary Services Sublimit. The following language is hereby added at the end of Section 1.6 of the Loan Agreement and shall read as follows:

> Borrower may utilize the aforementioned Ancillary Services (i) for itself and (ii) for employee credit cards of Borrower's subsidiary Nutronics, Inc. To the extent required by Lender, Borrower shall cause Nutronics, Inc. to execute and deliver to Lender Lender's standard forms of application and agreement for the credit card services Ancillary Services.

2. Modified Definition of Ancillary Services. The definition of "Ancillary Services" set forth in Section 8 of the Loan Agreement is hereby amended and restated to read as follows:

> "Ancillary Services" means any of the products or services requested by Borrower and approved by Lender, including, without limitation, Automated Clearing House transactions, corporate credit card services (including, without limitation, corporate credit card services requested by or on behalf of Nutronics, Inc. and its employees), FX Contracts, Letters of Credit, and other treasury management services.

3. Fee. [Omitted].

4. Representations True. Borrower represents and warrants to Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects as if made on the date hereof.

5. No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Lender.

6. General Release. In consideration for Lender entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Lender, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them, from any and all claims,

debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the "Released Claims"). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Lender against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys' fees of counsel of Lender's choice and costs, which Lender may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.

7. General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Lender and Borrower, and all other written documents and agreements between Lender and Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Lender and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. Without limiting the generality of the foregoing, the provisions of all subsections of Section 9 of the Loan Agreement (titled "General Provisions"), including without limitation all provisions relating to governing law, venue, jurisdiction, dispute resolution, and ***the waiver of the right to a jury trial***, shall apply equally to this Amendment, and the same are incorporated herein by this reference.

[Signatures on Following Page]

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Borrower:

nLIGHT, Inc.

By ___________________
Name: Ran Bareket
Title: CFO

Lender:

Pacific Western Bank

By ___________________
Name: Stephen J. Berens
Title: SVP